SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest Event
Reported):           21-Sep-01

CREDIT SUISSE FIRST BOSTON
Mortgage Securities Corp.
Mortgage Pass-Through Certificates Series 2001-WM2
(Exact name of registrant as specified in its charter)


Delaware             333-49820-03           13-3320910
(State or Other      (Commission            (I.R.S. Employer
Jurisdiction         File Number)           Identification No.)
of Incorporation)


         11 Madison Avenue
         New York, New York                    10010
         (Address of Principal               (Zip Code)
         Executive Offices)

Registrant's telephone number, including area code      (212) 325-2000


Item 5.  Other Events.

On behalf of Credit Suisse First Boston Mortgage Securities Corp., Trust Series 2001-WM2, Mortgage Pass-Through Certificates, a Trust Washington Mutual created pursuant to the Pooling and Servicing Agreement, dated February 1, 2001 by US Bank, NA, as trustee for the Trust, the Trustee has caused to be filed with the
Commission, the Monthly Report dated           21-Sep-01
The Monthly Report is filed pursuant to and in accordance with (1) numerous no-action letters (2) current Commission policy in the area. The filing of the Monthly
Report will occur subsequent to each monthly distribution to the holders of the Certificates, Due February 1, 2032.

A.       Monthly Report Information:
         See Exhibit No. 1

B.       Have any deficiencies occurred?   NO.
                     Date:
                     Amount:

C.       Item 1: Legal Proceedings:         NONE

D.       Item 2: Changes in Securities:     NONE

E. Item 4: Submission of Matters to a Vote of Certifi-catholders: NONE

F.       Item 5: Other Information - Form 10-Q, Part II -
         Items 1,2,4,5 if applicable:  NOT APPLICABLE

Item 7.  Monthly Statementsand Exhibits

Information and Exhibits.

Exhibit No. 1

Credit Suisse First Boston Mortgage Securities Corp.
Mortgage Pass-Through Certificates Series 2001-WM2

STATEMENT TO CERTIFICATEHOLDERS

DISTRIBUTION SUMMARY

Credit Suisse First Boston Mortgage Securities Corp.
Mortgage Pass-Through Certificates Series 2001-WM2

STATEMENT TO CERTIFICATEHOLDERS

DISTRIBUTION SUMMARY

          Beginning                          Principal   Remaining  Distribution
Class      Balance     Principal   Interest     Loss      Balance      Date
I-A-1       94253774       4343408   549814           0    89910366  21-Sep-01
I-A-2      164746500       7591859   995343           0  #########   21-Sep-01
I-A-3        3250130             0    19636           0     3100357  21-Sep-01
I-P           449011          5778        0           0      443233  21-Sep-01
I-S          1017163             0     6145           0      984800  21-Sep-01
II-A        35704108       2527880   208274           0    33176228  21-Sep-01
II-S         3654983             0    21321           0     3418692  21-Sep-01
M1           6385116          7071    38403           0     6378045  21-Sep-01
M2           2628579          2911    15810           0     2625668  21-Sep-01
M3           1502045          1663     9034           0     1500381  21-Sep-01
B1           1126534          1248     6776           0     1125286  21-Sep-01
B2            563266           624     3388           0      562642  21-Sep-01
B3            938784          1040     5646           0      937745  21-Sep-01
R                  0             0        0           0           0  21-Sep-01




          Beginning
         Current Prin  Principal             Remaining  Distribution
Class       Amount    Distribution Interest   Balance       Date
I-A-1       819.59804      37.76877  4.78099   781.82927 21-Sep-01
I-A-2       819.59804      37.76877  4.95174   781.82927 21-Sep-01
I-A-3       819.59809       0.00000  4.95174   781.82932 21-Sep-01
I-P         913.02735      11.74923  0.00000   901.27812 21-Sep-01
I-S         794.40337       0.00000  4.79952   769.12770 21-Sep-01
II-A        741.31819      52.48592  4.32436   688.83227 21-Sep-01
II-S        731.90439       0.00000  4.26944   684.58739 21-Sep-01
M1          993.70174       1.10042  5.97664   992.60131 21-Sep-01
M2          993.70174       1.10042  5.97664   992.60132 21-Sep-01
M3          993.70174       1.10042  5.97664   992.60132 21-Sep-01
B1          993.70173       1.10042  5.97664   992.60131 21-Sep-01
B2          993.70172       1.10042  5.97663   992.60130 21-Sep-01
B3          993.70196       1.10043  5.97664   992.60154 21-Sep-01
R             0.00000       0.00000  1.10000     0.00000 21-Sep-01




                                   SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
         Credit Suisse First Boston Mortgage Securities Corp.

                     By: /s/ Sheryl Christopherson
                     Name:         Sheryl Christopherson
                     Title:        Trust Officer
                                   US Bank

         Dated:           30-Sep-01